UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 21, 2021

BAY BANKS OF VIRGINIA, INC.

(Exact Name of Registrant as Specified in Charter)

Virginia	0-22955	54-1838100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court, Richmond, Virginia 23226

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 404-9668

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Bay Banks of Virginia, Inc. (the “Company”) held a Special Meeting of Shareholders on January 21, 2021 (the “Special Meeting”). At the Special Meeting, the following matters were submitted to a vote of the Company’s shareholders: (i) a proposal to approve the Agreement and Plan of Reorganization, dated as of August 12, 2020, as amended on November 6, 2020, between Blue Ridge Bankshares, Inc. (“Blue Ridge”) and the Company, including the related Plan of Merger, pursuant to which the Company will merge with and into Blue Ridge (the “merger proposal”); (ii) a proposal to approve, on a nonbinding advisory basis, specified compensation that may become payable to the named executive officers of the Company in connection with the merger (the “compensation proposal”); and (iii) a proposal to adjourn the special meeting to a later date or dates, if necessary to solicit additional proxies to approve the merger proposal.

The voting results for each proposal are as follows:

1.

To approve the Agreement and Plan of Reorganization, dated as of August 12, 2020, as amended on November 6, 2020, between Blue Ridge and the Company, including the related Plan of Merger, pursuant to which the Company will merge with and into Blue Ridge:

For	Against	Abstentions	Broker Non-Votes
10,616,390	91,532	7,078	—

2.	To approve, on a nonbinding advisory basis, specified compensation that may become payable to the named executive officers of the Company in connection with the merger:

For	Against	Abstentions	Broker Non-Votes
9,523,945	1,112,356	78,699	—

3.	To adjourn the special meeting to a later date or dates, if necessary to solicit additional proxies to approve the merger proposal:

For	Against	Abstentions	Broker Non-Votes
10,494,823	174,808	45,368	—

Each of the proposals received the necessary votes to be approved and therefore, no adjournment of the Special Meeting was required to solicit additional votes. Accordingly, the merger proposal and the compensation proposal have been approved.

Item 8.01.	Other Events

On January 21, 2021, the Company and Blue Ridge issued a joint press release announcing the results of the Special Meeting and Blue Ridge’s special meeting of shareholders, also held on January 21, 2021. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Joint press release dated January 21, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAY BANKS OF VIRGINIA, INC.

By:	/s/ Judy C. Gavant
Judy C. Gavant
Executive Vice President and Chief Financial Officer

January 21, 2021